UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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SCHEDULE 14A

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Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-l2

Rocky Mountain Chocolate Factory, Inc.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ROCKY MOUNTAIN CHOCOLATE FACTORY VOTE Online Go to www.envisionreports.com/RMCF or scan the QR code — login details are located in the shaded bar below. Annual Meeting of Stockholders Notice Important Notice Regarding the Availability of Proxy Materials for the Rocky Mountain Chocolate Factory, Inc. Annual Meeting of Stockholders to be Held on August 18, 2023 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual meeting of stockholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2023 Proxy Statement and 10-K, as amended, are available at: www.envisionreports.com/RMCF Easy Online Access — View your proxy materials and vote. Step 1: Go to www.envisionreports.com/RMCF. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before August 8, 2023 to facilitate timely delivery. 2 N O T

Annual Meeting of Stockholders Notice Rocky Mountain Chocolate Factory, Inc.’s Annual Meeting of Stockholders will be held on Friday, August 18, 2023, 10:00 A.M., (Mountain Time), both virtually via the Internet at www.meetnow.global/MF79DC5 and in person at the Company’s Headquarters at 265 Turner Drive, Durango, CO 81303. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all nominees and FOR Proposal 2 and 3, and 1 YEAR on Proposal 4: 1. Elect five Directors: Jeffrey R. Geygan Robert J. Sarlls Starlette B. Johnson Mark O. Riegel Brett P. Seabert 2. Ratify the appointment of Plante & Moran, PLLC as Independent Registered Public Accounting Firm for the 2024 Fiscal Year. 3. Approve, on an advisory basis, the compensation of our named executive officers. 4. Hold an advisory vote on the frequency of the advisory vote to approve executive compensation. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/RMCF. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Rocky Mountain Chocolate Factory, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by August 8, 2023.